National Fuel Gas Company Investor Presentation November 2014 Exhibit 99

National Fuel Gas Company
Safe Harbor For Forward Looking Statements

This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, objectives, goals, projections, estimates of oil and gas quantities, strategies, future events or performance and underlying assumptions, capital structure, anticipated capital expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,”
“intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that, in the view of the Company, could cause actual results to differ materially from those discussed in the forward-looking statements:  factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations;
the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases
(which address, among other things, target rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; changes in the price of natural gas or oil; changes in price differentials between similar quantities of natural gas or oil sold at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of natural gas or oil having different quality, heating value, hydrocarbon mix or delivery date; impairments under the SEC’s full cost ceiling test for natural gas and oil reserves;  uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services;  the creditworthiness or performance of the
Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; significant differences between the Company’s projected and actual capital expenditures and operating expenses;
changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.
Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.  Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com.
You can also obtain this form on the SEC’s website at www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see
“Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2013 and the Forms 10-Q for the quarters ended December 31, 2013, March 31, 2014 and June
30, 2014. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

Corporate

National Fuel

CANADA
MI
MI
Lake Huron
Lake Ontario
Lake Erie
NY
VT
NH
ME
MA
CT
RI
PA
NJ
OH
WV
MD
DE
VA
KY
Atlantic Ocean
NATIONAL FUEL PIPELINES
SENECA RESOURCES ACREAGE
UTILITY SERVICE AREA
MAJOR LONGHAUL PIPELINES

✓

✓

✓

✓

November 2014

National Fuel Gas Company
Quality Assets - Exceptional Location - Unique Integration

1.914 Tcfe of Proved Reserves
(1)
811,000 Net Acres in Pennsylvania
3 Million Bbls of Crude Oil Production
(2)
$250 Million of Midstream Adjusted EBITDA
(2)(3)
(1) As of September 30, 2014
(2) Fiscal year ended September 30, 2014.  Midstream includes the Pipeline & Storage segment and Gathering segment.
(3) A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation.

Corporate

National Fuel

Forest
Venango
Cameron
Clarion
Clearfield
Elk County
Lake Erie
PA

November 2014

National Fuel Gas Company
Upstream and Midstream – Common Vision For Growth

Western Development Area
Tier I Acreage: 200,000 Acres
Clermont Gathering System
NFG Supply & Other Interconnects
Northern Access Projects
490 MMcf/d to Canada by 2016
High quality
Marcellus acreage
Connected to our
interstate pipeline
network
Pipeline capacity to premium
and alternate markets

Corporate

National Fuel

Operational: Common management, labor, facilities and support systems/services

Commercial: NFG Downstream is 32% and 46% of Pipeline & Storage contracted firm transportation and storage capacity, respectively

Financial: Investment grade credit, tax efficiencies, diversified cash flows that support dividend

Lake Ontario
Lake Erie
OH
PA
CT
NJ
WV
MD
Atlantic Ocean
NATIONAL FUEL PIPELINES
UTILITY SERVICE AREA

November 2014

National Fuel Gas Company Regulated Operations Provide Significant Synergies 5

Corporate
November 2014

Operational
Synergies
Strategic
Commercial
Relationships
Financial
Efficiencies

High Quality Assets

+ Lower Cost of Capital
+ Lower Operating Costs
+ Efficient Capital Spend
+ More Competitive Projects
+ Higher Free Cash Flow
+ Growing Dividend

=

National Fuel Gas Company What Makes NFG Unique, Also Maximizes Value 6 Foundation of Our Appalachian Growth Strategy

Corporate

Adjusted EBITDA (Millions)
2009 to 2014: 10% CAGR

November 2014

National Fuel Gas Company
Targeting Sustained EBITDA Growth over the next Five Years
2015 – 2019
10-15%
Forecasted
Adjusted EBITDA
CAGR
$164
$167
$169
$160
$172
$165
$131
$121
$111
$137
$161
$186
$64
$280
$327
$377
$397
$492
$539
$581
$632
$668
$704
$852
$953
$0
$250
$500
$750
$1,000
$1,250
2009 2010 2011 2012 2013 2014 2019E
Fiscal Year
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other

Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.

Corporate

Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
Capital Expenditures (Millions)
$1,500
$1,250
$1,000
$750
$500
$250
$0
$307(1)
$188
$53
$56
$501
$398
$38
$58
$854
$649
$129
$58
$977
$694
$80
$144
$58
$717
$533
$55
$56
$72
$970
$603
$138
$140
$89
$1,070-
$1,280
$600-
$700
$150-
$200
$225-
$275
$95-$105
2009
2010
2011
2012
2013
2014
2015E
Fiscal Year

November 2014

National Fuel Gas Company
Capital Spending Adjusts to Capitalize on Opportunities

Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
(1) Does not include the $34.9 MM Seneca Resources Corporation’s acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the Statement of Cash Flows, and was not included in the Exploration & Production segment’s Capital Expenditures.

Corporate

2.5
2.0
1.5
1.0
0.5
0.0
Average Debt / Adjusted EBITDA
2.02 x
1.98 x
1.75 x
1.89 x
1.89 x
1.77 x
2009
2010
2011
2012
2013
2014
Fiscal Year

Shareholders' Equity 58%

November 2014

National Fuel Gas Company
Maintaining a Strong Balance Sheet

Total Debt
(1)
42%
$4.1 Billion
As of September 30, 2014
Debt/Adjusted EBITDA Capitalization
Note:  A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation.
(1) Long-term debt of $1.649 billion and short-term debt of $85.6 million

Corporate
National Fuel

$2.00
$1.50
$1.00
$0.50
$0.00
Annual Dividend Rate
1970
1976
1982
1988
1994
2000
2006
2012
Annual Rate at Fiscal Year End
Current
Dividend Yield(1)
2.2%

November 2014

National Fuel Gas Company
Dividend Track Record

Dividend Consistency
Consecutive Dividend Payments 112 Years
Consecutive Dividend Increases 44 Years
Current Annualized Dividend Rate $1.54 per Share
(1) As of November 5, 2014

11 Exploration & Production Overview

Upstream

National Fuel

Natural Gas (Bcf)
Crude Oil (MMbbl)
5 Year CAGR: 29%
Total Proved Reserves (Bcfe)
2,000
1,500
1,000
500
0
528
249
46.2
700
428
46.6
935
675
45.2
1,246
988
43.3
1,549
1,300
42.9
1,914
1,683
38.5
2009
2010
2011
2012
2013
2014
At September 30

November 2014

Seneca Resources
Proven Record of Growth

Fiscal
Years
3-Year
F&D Cost (1)
($/Mcfe)
2007-2009 $5.35
2008-2010 $2.37
2009-2011 $2.09
2010-2012 $1.87
2011-2013 $1.67
2012-2014 $1.38
(1) Represents a three-year average U.S. finding and development cost
2014 F&D Cost = $1.15
Marcellus F&D: $1.00
327% Reserve
Replacement Rate
73% Proved Developed

Upstream

Gulf of Mexico (Divested in 2011)
East Division
West Division
~34% CAGR Since 2012
Annual Production (Bcfe)
225
150
75
0
49.7
13.3
16.5
19.8
67.6
43.2
19.2
83.4
62.9
20.5
120.7
100.7
20.0
160.5
139.3
21.2
180-220
159-197
21-23
2010
2011
2012
2013
2014
2015E
Fiscal Year

November 2014

Seneca Resources Delivering Tremendous Production Growth 13

Upstream

Capital Expenditures (Millions)

November 2014

Disciplined Capital Spending

$31
$28
$47
$63
$105
$83
$55-$80
$139
$356
$596
$631
$428
$520
$545 -
$620
$188
(1)
$398
$649
$694
$533
$603
$600-$700
$0
$200
$400
$600
$800
$1,000
2009 2010 2011 2012 2013 2014 2015E
Fiscal Year
Gulf of Mexico (Divested in 2011)
East Division
West Division
Seneca Resources
(1)
Does not include the $34.9 MM Seneca Resources Corporation’s acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the
Statement of Cash Flows, and was not included in the Exploration & Production segment’s Capital Expenditures.

Upstream

National Fuel

Property, Franchise & Other Taxes
Other O&M Expense
General & Administrative Expense
Lease Operating & Transportation Expense (Gathering Only)
Lease Operating & Transportation Expense (Excl. Gathering)
Unit Cash Cost ($/Mcfe)
$4.50
$3.00
$1.50
$0.00
$2.56
$0.28
$0.60
$1.35
$2.42
$0.20
$0.69
$1.26
$2.23
$0.21
$0.64
$1.17
$2.09
$0.18
$0.73
$0.17
$0.91
$2.01
$0.28
$0.65
$0.24
$0.76
$1.74
$0.14
$0.52
$0.34
$0.65
$1.65
$0.13
$0.40
$0.46
$0.57
$1.55
$0.10
$0.38(1)
$0.50(2)
$0.50(2)
2008
2009
2010
2011
2012
2013
2014
2015E
Fiscal Year

November 2014

Seneca Resources
LOE: Operating Costs down; Transportation Costs up

(1) Represents the midpoint of current General & Administrative Expense guidance of $0.35 to $0.40 per Mcfe for fiscal 2015
(2) The total of the two LOE components represents the midpoint of current LOE guidance of $0.95 to $1.05 per Mcfe for fiscal 2015
Seneca matches its long-term firm transport
(FT) contracts with firm sales (FS)
agreements, with the cost of transportation
reflected in price realization.  As such, it is
not included in LOE.

Upstream
National Fuel

Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Erie
Warren
McKean
Potter
Tioga
Bradfo
Crawford
Forest
Venango
Elk
Cameron
Sulliv
Mercer
Clarion
Lycoming
Jefferson
Clearfield
Juniata
Blair

November 2014

Marcellus Shale
Prolific Pennsylvania Acreage

Eastern Development Area (EDA)
Mostly leased (16-18% royalty)
No near-term lease expiration
Limited development drilling until firm
transportation capacity on Atlantic
Sunrise becomes available in late 2017
Drilling activity will HBP key acreage
Western Development Area (WDA)
Average net revenue interest (NRI): 98%
No lease expiration
No royalty on most acreage
Highly contiguous
Significant economies of scale
1,700 to 2,000 locations de-risked
Seneca Lease
Seneca Fee
720,000 Acres 60,000 Acres

Upstream

National Fuel

DCNR Tract 007
✓ Utica & Marcellus delineation wells
✓ Results expected 1H FY2015
MCKEAN
POTTER
TIOGA
MING
CLIN
SRC Acreage
Fee
Lease
Pipeline by Owner
Transco
Tennessee
NFG Midstream

November 2014

Marcellus Shale
EDA Delivering Significant Growth

Covington – Fully Developed
Gross Production:  ~45MMcf per Day
47 Wells Drilled and Producing
DCNR Tract 595
Gross Production: ~90 MMcf per Day
45 Wells Drilled
(1)
(52 Total Locations)
38 Wells Producing
DCNR Tract 100
Gross Production:  ~410 MMcf per Day
58 Wells Drilled
(2)
(70 Total Locations)
53 Wells Producing
(2)
Opportunity for Geneseo development
Gamble
30 to 50 future locations
3 Wells Drilled; 1 Well Producing
Opportunity for Geneseo development
(1) One well included in this total is drilled into the Geneseo Shale
(2) One well included in this total is drilled into and producing from the Geneseo Shale

Marcellus Shale
EDA – Historical Well Results are Exceptional

Development Area
Producing
Well Count
Average
IP Rate
(MMcf/d)
Average
7-Day
(MMcf/d)
Average
30-Day
(MMcf/d)
Average
EUR
per Well
(Bcf)
Average
Lateral
Length
EUR per
1,000’ of
Lateral
(Bcfe)
Covington
Tioga
County
47 5.2 4.7 4.1 5.8 4,023’ 1.44
Tract 595
Tioga
County
38 7.2 6.0 5.2 8.0 4,716’ 1.70
Tract 100
Lycoming
County
52 (1) 17.0 14.9 12.7 12.6 5,304’ 2.38
(1) Does not include a well drilled into and producing from the Geneseo Shale

Upstream

2-4 BCF/well
6 - 8 BCF/well
4 - 6 BCF/well
2-4 BCF/well
4 - 6 BCF/well
Forest
Cameron
Clarion

November 2014

Marcellus Shale
Focusing on WDA Development

SRC Lease Acreage
SRC Fee Acreage
EOG Earned JV Acreage
Note: Assumes 6,000’ treated lateral length
Seneca’s Tier I Acreage:
200,000 Acres
6-8 Bcfe EUR Wells
Economic at $2.80 to $3.80/Mcfe

Marcellus Shale
Strong Wells Currently Producing Across WDA Acreage

Area
Producing
Well Count
Peak
24-Hour Rate
(MMcfd)
Average
7-Day (MMcf/d)
Average Treatable
Lateral Length
Clermont/Rich Valley
Elk, Cameron & McKean
counties
19 8.1 7.2 5,710’
WDA Development Areas:
WDA Delineation Areas:
Area
Producing
Well Count
Peak
24-Hour Rate
(MMcfd)
Average
7-Day (MMcf/d)
Average Treatable
Lateral Length
Ridgway
Elk County
1 7.1 6.4 5,537’
Church Run
Elk & Jefferson counties
2 4.8 4.5 4,690’
Owl’s Nest
Elk & Forest counties
1 6.1 5.8 6,137’
Sulger Farms
Jefferson County
1 6.1 5.6 5,778’

Marcellus Shale
Clermont/Rich Valley (CRV) Area
Marcellus Faults
Marcellus & Basement Faults
Planned Wells
Drilled Wells
Producing Wells
Pad H
6 Wells
Ave. IP: 8.0 MMCFD
Pad N
9 Wells
Ave. IP: 8.2 MMCFD
Clermont/Rich Valley
200-250 Planned Horizontal Locations
FY 2014 Year-end: 19 Wells; ~ 75 MMcfd
FY 2015 Fcst Year-end:~50 Wells; ~180 MMcfd
SRC Lease Acreage
SRC Fee Acreage
Pad C8-F
Completing
Pad C8-G
Drilling
Pad D9-D
6 Wells
Drilled

Marcellus Shale
WDA Mineral Interests Significantly Enhance Returns

($/Mcf)
Typical
Producer
15% Royalty
Average Net Realized Price $ 3.27
Less: Cash Operating Expenses (0.65)
Less: Royalty Payment (0.47)
Cash Margin $ 2.15
Before Tax IRR
(1)
15%
In Clermont/Rich Valley, a typical producer burdened by a
15% royalty would require a $0.47 higher net realized price
to achieve same level of economics as Seneca Resources
The Seneca
Advantage
0% Royalty
$ 2.80
(0.65)
(0.00)
$ 2.15
15%
(1) Internal Rate of Return (IRR) includes estimated well costs under current coststructure, LOE, and Gathering tariffs anticipated for each prospect.
Clermont/Rich Valley Example

Natural Gas Marketing
How Does Seneca Sell its Production?

Well Head
Interconnection
with Interstate
Pipeline Network
Gathering
System
3rd Party
Marketer
(or spot market)
Firm Transport
Demand Center
(firm sales or
spot market)
Contracted Basis
Differential
FT Rate
Breakeven economics based on a
realized price after gathering
Spot Market

Natural Gas Marketing
Adding Long-Term Firm Transport to the Portfolio

Project
(Counterparty)
In-
Service
Date
Contract
Term
Delivery
Market
FT Capacity (Dth/day)
Matched Firm Sales
Fiscal
2015
Fiscal
2016
Fiscal
2017
Fiscal
2018
Northeast Supply
Diversification
Project (TGP)
Nov.
2012
15 years Canada 50,000 50,000 50,000 50,000
Executed Contracts
50,000 Dth/d
for 10 years
Niagara
Expansion/
TETCO (TGP/
NFG/TETCO)
Nov.
2015
15 years
Canada/
TETCO
--- 170,000 170,000 170,000
Executed Contracts
140,000 Dth/d
for 15 years
Northern Access
2016 (NFG/
TransCanada/
Union)
Nov.
2016
15 years Canada --- --- 350,000 350,000
Evaluating marketing
opportunities
Atlantic Sunrise
(Transco)
Nov.
2017
15 years
Mid-
Atlantic/
Southeast
--- --- --- 189,405
Executed Contracts
189,405 Dth/d
for first 5 years (1)
Total Firm Transportation Capacity 50,000 220,000 570,000 759,405
(1) A large majority of the executed firm sales agreements continue for the remainder of the firm transportation contract term.

Corporate

1,000
750
500
250
-
Dth per Day (Thousands)
Atlantic Sunrise
189,405 Dth/d
Northern Access 2016
350,000 Dth/d
Niagara Expansion
Northern Access 2015
170,000 Dth/d
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Fiscal Year
Base Firm Sales Contracts
Firm Sales Matched to Firm Transport Capacity
Additional Firm Transport Capacity

November 2014

Natural Gas Marketing Significant Base of Long-Term Firm Contracts 25

Corporate

National Fuel

Long-Term Firm Gross Sales (Avg Dth per Day)
500,000
400,000
300,000
200,000
100,000
0
Fixed Price
NYMEX
Dominion South Point
Values shown represent the price or differential to a reference price (netback price) at the first non-affiliated interstate pipeline, including the cost of all related downstream transportation
376,066
33,152(1)
Fixed $3.77
NYMEX
231,066
Less: $0.53
Dominion
111,848
Less: $0.43
381,136
50,000
Fixed $3.77
NYMEX
236,136
Less: $0.51
Dominion
95,000
Less: $0.43
340,036
50,000
Fixed $3.77
NYMEX
205,036
Less: $0.59
Dominion
85,000
Less: $0.47
340,036
50,000
Fixed $3.77
NYMEX
205,036
Less: $0.59
Dominion
85,000
Less: $0.47
Q1 FY 2015
Q2 FY 2015
Q3 FY 2015
Q4 FY 2015

November 2014

Natural Gas Marketing
Firm Sales Provide a Market for Appalachian Production
26 26
EDA
(2)
318,033 Dth/d 320,036 Dth/d 280,036 Dth/d 280,036 Dth/d
WDA
(2)
58,034 Dth/d 61,100 Dth/d 60,000 Dth/d 60,000 Dth/d
(1) Fixed price sales contracts totaling 50,000 Dth/day at an average fixed price of $3.77 per Dth starting November 2014 through October 2017
(2) EDA and WDA carryan average net revenue interest (NRI) of 82% - 84% and 98%, respectively

Corporate

National Fuel

NYMEX
Dominion
Dawn & MichCon
SoCal
Natural Gas Swaps (Million MMBtu)
125
100
75
50
25
0
96.7
24.8
70.7
65.7
14.5
18.8
32.4
46.8
11.0
12.7
23.1
5.6
5.6
2015
2016
2017
2018
Fiscal Year

November 2014

Natural Gas Marketing Current Natural Gas Hedge Positions 27

Corporate

National Fuel

100%
80%
60%
40%
20%
0%
% Hedged (2)
Hedging Policy Range
Oil Hedges
Natural Gas Hedges(1)
51%
60%
34%
37%
9%
24%
1%
2%
Fiscal 2015
Fiscal 2016
Fiscal 2017
Fiscal 2018

November 2014

Natural Gas Marketing
Current Hedge Book has Seneca Positioned Very Well

(1) Natural gas hedges include fixed price firm sales
(2) Hedge positions reflect the midpoint of Seneca’s target annual production growth (20%) starting with the midpoint of Fiscal 2015 guidance (180-220 Bcfe)
Natural Gas $4.01/MMBtu $4.03/MMBtu $4.11/MMBtu $4.41/MMBtu
Crude Oil $95.27/Bbl $92.95/Bbl $92.30/Bbl $91.00/Bbl

Natural Gas Marketing
FY 2015 Production – Firm Sales & Hedge Composition

Firm Sales with Price Certainty
108 Bcf at ~$3.70 /Mcf
Spot Price Exposure
66 Bcf at $2.50-$2.75 /Mcf (1)
(1) Spot price assumptions reflected in fiscal 2015 earnings guidance range
(2) Dominion based firm sales contracts without a matching Dominion financial hedge
68.1 Bcf
24.1 Bcf
16.2 Bcf
22.0 Bcf
43.5 Bcf
4.1 Bcf
(2)
159-197 Bcf
0
50
100
150
200
NYMEX
Firm Sales
DOM
Firm Sales
Fixed
Price Sales
WDA
Spot Sales
EDA
Spot Sales
Total
East Division
Production

Upstream

National Fuel

Permitted
Drilled/Drilling
Completed
Producing
High IP Ohio Wells
Oil
Rich
Lean
Dry Gas
-3000
-4000
-6000
-7000
-8000
-9000
-10000
-11000
-12000
-2000
-1000
-5000
?

November 2014

Utica Shale
Seneca Activity in Tioga County

Seneca - Tionesta
Horizontal: Completed Fall 2012
Peak 24-Hour Rate: 3.9 MMcf/d
Seneca - Mt Jewett
Horizontal: Completed September 2013
Peak 24-Hour Rate: 8.5 MMcf/d
Seneca - DCNR 007
Drilling
Shell
26 MMcf/d
Shell
11 MMcf/d

Upstream
National Fuel

East Coalinga
Temblor Formation
Primary
North Lost Hills
Tulare & Etchegoin Formation
Primary/Steamflood
South Lost Hills
Monterey Shale
Primary
North Midway Sunset
Tulare & Potter Formation
Steamflood
South Midway Sunset
Antelope Formation
Steamflood
Sespe
Sespe Formation
Primary
DISTRICT 5
DISTRICT 2
Ventura
Bakersfield
Santa Maria
Lancaster
Gross Operated Daily Production (Boe/d)
6,000
4,500
3,000
1,500
0
2010
Q4 2014
North Midway Sunset
4,500
4,100
South Midway Sunset
500
1,700
South Lost Hills
1,700
1,700
North Lost Hills
1,200
1,150
Sespe
800
1,600
East Coalinga
800
Key Areas of Focus in 2015:
1. East Coalinga Evaluation
2. South Midway Sunset Extensions
3. South Lost Hills Monterey Evaluation

November 2014

California Stable Production Fields; Modest Growth Potential 31

Upstream

National Fuel

BOPD
1,000
800
600
400
200
0
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Seneca Acquired in January 2013

1
2
3
10
11
12
13
14
15
16
21
22
23
24
25
26
27
28
33
34
35
36
4
3
2
1

November 2014

California
East Coalinga Summary

Production has increased from 214 BOPD to
800 BOPD
• Highest on leases since 2000
Drilled 12 evaluation wells in 2013
• Producing ~150 BOPD
Drilled 31 new producers and 1 water
disposal well in 2014. Currently have 27 of
the new producers on line.
2014 Location
2013 Well
Active Well
Idle Well
P&A
Seneca Lease
Field Boundary

Upstream

2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
Seneca Acquired
in June 2009
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14

November 2014

California
South Midway Sunset Has Delivered Significant Growth

252 Pool
97X Pool
SE Pool
251 Pool
B Pool
A Pool
Extended Pool Boundary
Original Pool Boundary
Existing Wells
1000’
16X Pool
Highlights Since Acquisition
Increased daily production 310% to
approximately 1,700 BOPD
Drilled 102 new producers
Added 3.3 MMBO of proven reserves
Increased steam capacity by 280%
Identified opportunities for additional pool
development

Upstream

National Fuel

GR
SP
Brittleness
ResD
Oil
Gas
Lower Reef Ridge
Upper Antelope A
Upper Antelope B
McDonald
Citrus 11
Truman 2H
Currently Completing
Truman 1H
2013
190 BOEPD
Citrus 2H
Flowing back load water from Completion
Seneca Lease
1000'
22
23
24
25
27
34
36
18 potential locations in each of the three horizons (concept)

November 2014

California Evaluating the Monterey Shale at South Lost Hills 34

California
Modest Growth Opportunities, But Strong Economics

Field
Average
Well Cost
Average
EUR
(MBO)
Estimated
IRR
@$85/Bbl
Fiscal 2015
Locations
North Midway Sunset $300,000 32 59% 29
South Midway Sunset $300,000 38 96% 42
East Coalinga $580,000 35 30% 25

Upstream

National Fuel

Average Daily Net Production (BOE per Day)
11,000
10,000
9,000
8,000
7,000
6,000
4-6% CAGR
9,056
8,773
9,322
9,078
9,699
9,800-
10,200
2010
2011
2012
2013
2014
2015
Forecast
Fiscal Year

November 2014

California Modest Growth Anticipated in 2015 36

Upstream

Fiscal Year 2014 EBITDA per BOE

Non-Steam Fuel LOE
$13.07
Steam Fuel
$4.64
G&A
$3.90
Production & Other Taxes
$3.00
Other Operating Costs
$1.69
EBITDA
$61.41

November 2014

California
Strong Margins Support Significant Free Cash Flow

Average Revenue
for Fiscal 2014
$87.71 per BOE
Note: A reconciliation of Exploration & Production West Division EBITDA to Exploration & Production Segment Net Income is included at the end of this presentation.

Seneca Resources
What Will Seneca Look Like Moving Forward?

Consistent Production Growth: 15-25% CAGR
Driven by a very large, high-quality Appalachian acreage position
Maintain Oil Production Expand When Possible
Excellent operator and significant cash flow generation
Disciplined Spending Driven by Firm
Pace of development adapts to changing market dynamics
A Leader in Technology, Safety & Environmental Responsibility
Maintain a leadership role in using technology and developing best practices

39 Midstream Businesses Overview

Midstream

National Fuel

CANADA
Lake Ontario
Lake Erie
NY
VT
NH
MA
CT
NJ
PA
OH
WV
MD
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
GATHERING PIPELINES
SENECA RESOURCES ACREAGE

November 2014

Midstream Businesses Positioned to Serve Rapidly Growing Production in Appalachia 40

Midstream

National Fuel

GATHERING PIPELINES
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE
Lake Erie
NY
PA
Clermont Gathering System (In-Service)
Covington Gathering System (In-Service)
Trout Run Gathering System (In-Service)
TGP 300
Transco
Gathering Interconnects
Gathering Segment Revenue
Revenue (Millions)
$120
$90
$60
$30
$0
$34.8
$70.6
$90 - $110
2010
2011
2012
2013
2014
2015E
Fiscal Year

November 2014

Gathering Gathering is the First Step to Reaching a Market 41

Midstream

MMdth

Bradford County
Mansfield
TGP
Wellsboro
Covington
COVINGTON GATHERING SYSTEM
Blossburg
Tioga County
Morris
TROUT RUN GATHERING SYSTEM
Lycoming County
Trout Run
Waterville
Cogan Station
TRANSCO
Williamsport
Clinton County
Linden
COMPRESSOR STATION
DEHYDRATION FACILITIES

November 2014

Gathering
Gathering Systems Supporting Seneca’s EDA Production

Covington Gathering System
In-Service Date: November 2009
Capacity: 220,000 Dth per day
Interconnect: TGP 300
Capital Expenditures (to date): $32 Million
Trout Run Gathering System
In-Service Date: May 2012
Capacity: 466,000 to 585,000 Dth per day
Interconnect: Transco – Leidy Lateral
Capital Expenditures (to date): $162 Million
Capital Expenditures (future): $30 to $70 Million
Interconnects
7.0
30.9
44.7
51.0
48.3
45-50
45.0
87.4
100-120
0
25
75
100
125
150
2010 2011 2012 2013 2014 2015E
Fiscal Year Throughput by Project
(Covington & Trout Run Systems)
Covington Trout Run
50
5.3

Midstream

Compressor Station
Interconnect
TGP 300
DOMINION
McKean County
Elk County
Cameron County
NATIONAL FUEL
CLERMONT 2014 EXPANSION
CLERMONT FUTURE EXPANSION
SENECA RESOURCES ACREAGE

November 2014

Gathering
Clermont Gathering System has Large Expandability

Clermont Gathering
System
In-Service:  July 2014
Ultimate Trunkline Capacity:
1+ Bcf per day
Interconnects
TGP 300 (current)
NFG Supply Corporation
(Northern Access 2016)
Capital:
2014: $96 Million
2015: $110 - $160 Million
Seneca Pads Connected
SRC Pad N (9 wells)
connected July 2014
SRC Pad H (6 wells)
connected September 2014
Up to 25 pads connected
following the 2015
expansion

Midstream

National Fuel

NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
GATHERING PIPELINES
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE
Develop multiple outlets to high-value markets
CANADA
Lake Ontario
Lake Erie
NY
VT
NH
MA
CT
PA
OH
NJ
WV
MD

November 2014

Pipeline & Storage Project Opportunities to Support Appalachian Growth 44

Midstream
National Fuel

CANADA
Lake Ontario
NY
Lake Erie
PA
OH
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE

November 2014

Pipeline & Storage
Expansions to Move Gas from the WDA Are Significant

Projects to Support WDA Growth
Project
Capacity
(Dth/day)
Northern Access 2015 140,000
Northern Access 2016 350,000
Total New Capacity 490,000
Project Capital Cost
Northern Access 2015 $66 Million
Northern Access 2016 $410 Million
Total Capital
Expenditures
$476 Million
Clermont
Northern
Access 2015
(November 2015)
Northern
Access 2016
(Late 2016)

Midstream

CANADA
Lake Ontario
NY
Lake Erie
PA
OH
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE

November 2014

Pipeline & Storage
Major Expansion Designed for Canadian Deliveries

Customer: Seneca Resources
In-Service: November 2015
System: NFG Supply Corp.
Capacity: 140,000 Dth per day
Lease to TGP as part of their
Niagara Expansion project
Interconnect
Niagara (TransCanada)
Total Cost: $66 Million
Major Facilities
23,000 HP Compression
Northern Access 2015
Northern
Access 2015
(November 2015)
Clermont

Midstream

CANADA
Lake Ontario
NY
Lake Erie
PA
OH

November 2014

Pipeline & Storage
Northern Access 2016 Provides Additional Access to Canada

Customer: Seneca Resources
In-Service: Late 2016
System: NFG Supply Corp. &
Empire Pipeline, Inc.
Capacity
350,000 Dth per day
Interconnect
Chippawa (TransCanada)
Total Cost: ~$410 Million
FERC Timing
Pre-filing: July 2014
Certificate filing: anticipated
Q2 FY2015
Northern Access 2016
Northern
Access 2016
(Late 2016)

Midstream

CANADA
e Huron
Lake Ontario
Lake Erie
OH
PA
NJ
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

November 2014

Pipeline & Storage
Recent 3 rd Party Expansions Have Been Highly Successful

Completed Expansions
for 3
rd
Parties
Capacity (Dth/day)
Northern Access 2012 320,000
Tioga County Extension 350,000
Line N (2011, 2012 & 2013) 353,000
Total New Capacity 1,023,000
Capital Cost ($Millions)
Northern Access 2012 $72
Tioga County Extension $58
Line N (2011, 2012 & 2013) $ 104
Total Capital Expenditures $234
Northern
Access 2012
Tioga County
Extension
Line N Projects
Annual Reservation Charges ($Millions)
Northern Access 2012 $ 14.5
Tioga County Extension $ 41.9
Line N (2011, 2012 & 2013) $ 16.0
Total Reservation Charges $ 72.4

Midstream

CANADA
Lake Ontario
Lake Erie
OH
PA
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

November 2014

Pipeline & Storage
Additional Line N Expansions

Customer: Third Party
Placed in-service November 1, 2014
System: NFG Supply Corp.
Capacity: 105,000 Dth per day
Precedent agreements signed for
all available capacity
Interconnect
Mercer (TGP Station 219)
Total Cost: $34 Million
Expansion: $30 Million
System Modernization: $4 Million
Major Facilities
3,550 HP Compressor
2.1 miles – 24” Replacement
Pipeline
Mercer Expansion
Mercer
(TGP Station 219)
Mercer
Expansion

Midstream

CANADA
Lake Ontario
Lake Erie
OH
PA
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

November 2014

Mercer
(TGP Station 219)
Pipeline & Storage
Pairing Line N Expansions with System Modernization

Customer: Third Party
In-Service: November 2015
System: NFG Supply Corp.
Capacity: 175,000 Dth per day
Precedent agreements signed for
all available capacity
Interconnect
Mercer (TGP Station 219)
Holbrook (TETCO)
Total Cost: $76 Million
Expansion: $39 Million
Modernization: $37 Million
Major Facilities
3,550 HP Compressor
23.3 miles – 24” Replacement
Pipeline
Westside Expansion &
Modernization
Holbrook (TETCO)
Westside
Expansion &
Modernization

Midstream

CANADA
Lake Ontario
NY
Lake Erie
OH
PA
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

November 2014

Pipeline & Storage
Developing Unique Solutions for Shippers

In-Service: November 2015
System: NFG Supply & Empire Pipeline
New No-Notice Services
Precedent agreements executed with
RG&E, NYSEG & NFG Utility
Preserving 172,500 Dth per day (RG&E)
Preserving 20,000 Dth per day (NYSEG)
Retained Storage: 3.3 Bcf
New incremental transportation
capacity of 49,000 Dth per day
Interconnect
Tuscarora (NFG/Supply)
Total Cost: $45 Million
Major Facilities
1,500 HP Compressor
17 miles – 12”/16” Pipeline
Tuscarora Lateral
Tuscarora
Lateral

Midstream

National Fuel

NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
Lake Ontario
Lake Erie
OH

November 2014

Pipeline & Storage
Significant Expansions Are Driving Growth

Completed Projects (Since 2009)
Recent Capacity
Additions
1,113,000 Dth/day
Line N Corridor
Line “N” Expansion
Line “N” 2012 Expansion
Line “N” 2013 Expansion
Mercer Expansion
West Side Expansion
Total Capacity
633 MDth/d
Delivering Gas North
Tioga County Extension
Northern Access 2012
Northern Access 2015
Northern Access 2016
Total Capacity
1,160 MDth/d
Other Projects
Lamont Compressor
Tuscarora Lateral
Total Capacity
139 MDth/d
Planned Projects (2014+)
Precedent Agreements Executed
Total Expansion (2009-2016+)
Capacity
Additions
1,932,000 Dth/day
In-Service 2014 105,000 Dth/day
In-Service 2015 364,000 Dth/day
In-Service 2016+ 350,000 Dth/day

53 Utility Overview

Downstream

CANADA
Lake Ontario
Lake Erie
NY
PA
OH
NJ
UTILITY SERVICE AREA

November 2014

Utility
New York & Pennsylvania Service Territories

Total Customers: 524,300
Rate Mechanisms:
Revenue Decoupling
Weather Normalization
Low Income Rates
Merchant Function Charge (Uncollectibles
Adjustment)
90/10 Sharing (Large Customers)
NY PSC Rate Case Settlement, May 2014
Rates Unchanged
9.1% ROE Confirmed
2-Tier Earnings Sharing Mechanism
9.5% to 10.5% - Share 50%
10.5% > - Share 80%
$8.2 MM CapEx - system replacement
$8.0 MM incremental O&M (post-
retirement benefits)
Natural Gas Vehicle Pilot Program
Total Customers: 213,500
Rate Mechanisms:
Low Income Rates
Merchant Function Charge
ROE: Black Box Settlement (2007)
New York
Pennsylvania

Downstream

National Fuel

120
110
100
90
80
Usage Per Account(1) (Mcf)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
12-Months Ended September 30

35
30
25
20
15
Usage Per Account(1) (MMcf)
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
12-Months Ended September 30

November 2014

Utility Shifting Trends in Customer Usage 55 Residential Usage Industrial Usage (1) Weighted Average of New York and Pennsylvania service territories (assumes normal weather)

Downstream

$250
$200
$150
$100
$50
$0
O&M Expense (Millions)
$203
$25
$178
$191
$27
$164
$181
$14
$167
$179
$11
$168
$177
$9
$168
$178
$6
$172
$193
$10
$183
2008
2009
2010
2011
2012
2013
2014
Fiscal Year
All Other O&M Expenses
O&M Uncollectible Expense

November 2014

Utility A Proven History of Controlling Costs 56

Downstream

Capital Expenditures (Millions)

November 2014

Utility
Strong Commitment to Safety

The Utility remains focused on maintaining the
ongoing safety and reliability of its system
Near-term
increase in capital
expenditures is
due to the
approx. $60MM
upgrade of the
Utility’s Customer
Information
System (CIS)
$44.4
$45.0
$44.3
$43.8
$48.1
$49.8
$56.2
$58.0
$58.4
$58.3
$72.0
$88.8
$95-$105
$0
$20
$40
$60
$80
$100
2009 2010 2011 2012 2013 2014 2015E
Fiscal Year
Capital Expenditures for Safety
Total Capital Expenditures

National Fuel Gas Company
A History of Success & A Future of Opportunity

32% CAGR
Since 2010
Adjusted
EBITDA
Growth
Production
Growth
Midstream
Businesses
Adjusted
EBITDA
A History of Success
11% CAGR
Since 2010
19% CAGR
Since 2010
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.
A Future of Opportunity
Adjusted
EBITDA
Growth
Production
Growth
Midstream
Businesses
Adjusted
EBITDA
10-15% CAGR
2015 to 2019
15-25% CAGR
2015 to 2019
10-15% CAGR
2015 to 2019

59 Appendix

National Fuel Gas Company
Natural Gas Hedge Positions

(Volumes in thousands Mmbtu; Prices in $/Mmbtu)
Fiscal 2015 Fiscal 2016 Fiscal 2017 Fiscal 2018
Volume
Avg.
Price Volume
Avg.
Price Volume
Avg.
Price Volume
Avg.
Price
NYMEX Swaps 70,690 $4.16 32,350 $4.24 23,130 $4.50 5,550 $4.59
Dominion
Swaps
24,840 $3.74 18,840 $3.78 12,720 $3.87 - -
SoCal Swaps 1,200 $4.35 - - - - - -
MichCon
Swaps
- - 9,000 $4.10 3,000 $4.10 - -
Dawn Swaps - - 5,490 $4.36 7,950 $4.14 - -
Fixed Price
Physical Sales
16,700 $3.77 18,300 $3.77 18,250 $3.77 1,550 $3.77
Total 113,430 $4.01 83,980 $4.03 65,050 $4.11 7,100 $4.41

National Fuel Gas Company
Crude Oil Hedge Positions

Fiscal 2015 Fiscal 2016 Fiscal 2017 Fiscal 2018
Volume
Avg.
Price Volume
Avg.
Price Volume
Avg.
Price Volume
Avg.
Price
Midway
Sunset
(MWSS)
Swaps
258,000 $92.10 36,000 $92.10 - - - -
Brent
Swaps
903,000 $98.42 933,000 $95.18 384,000 $92.30 75,000 $91.00
NYMEX
Swaps
396,000 $90.14 300,000 $86.09 - - - -
Total 1,557,000 $95.27 1,269,000 $92.95 384,000 $92.30 75,000 $91.00
(Volumes & Prices in Bbl)

Marcellus Shale
Position Offers Attractive Economics at $2.00 to $3.80/Mcfe

Prospect County Product
Approx.
Remaining
Locations
EUR
(Bcfe) BTU
IRR (1) @
$4/MMBtu
15% IRR (1)
Breakeven Price
($/Mcf)
EASTERN DEVELOPMENT AREA (EDA)
Tract 100 Lycoming Dry Gas 18 11.5-12.5 1,030 90% $1.92
Gamble Lycoming Dry Gas 29 10-11 1,030 77% $2.05
Tract 595 Tioga Dry Gas 14 8.1 1,030 45% $2.63
Covington Tioga Dry Gas Developed 5.8 1,030 22% $3.49
WESTERN DEVELOPMENT AREA (WDA)
Clermont/Rich Valley Elk/Cameron Dry Gas 213 6-8 1,050 38% $2.80
Ridgway Elk Dry Gas 450-570 6-8 1,111 26% $3.30
Hemlock Elk Dry Gas 130-170 6-8 1,070 23% $3.40
Church Run Elk Dry Gas 60-70 6-8 1,125 22% $3.45
(W) West Branch McKean Dry Gas 47 6-8 1,050 22% $3.48
Heath Jefferson Dry Gas 260-330 5-8 1,060 19% $3.65
Sulger Farms Jefferson Dry Gas 170-210 5-8 1,020 19% $3.66
Owl’s Nest/James City Elk/Forest Dry Gas 120-160 5-8 1,125 18% $3.69
Boone Mt. Elk Dry Gas 230-290 4-6 1,020 18% $3.76
Church Run Elk Wet Gas 40-50 2-4 1,140 13% $4.32
Tionesta Forest/Venango
Wet Gas/
Liquids
300-340 4-6 1,325 12% $4.50
Owl’s Nest/James City Elk/Forest Wet Gas 150-180 4-6 1,140 11% $4.51
Mt. Jewett McKean Wet Gas 90-110 2-4 1,140 6% $5.50
Beechwood Cameron Dry Gas 210-280 2-4 1,030 2% $7.14
Red Hill Cameron Dry Gas 150-200 2-4 1,030 2% $7.14
(1) Internal Rate of Return (IRR) includes estimated well costs under current cost structure, LOE, and Gathering tariffs anticipated for each prospect.

Appendix

Pad_C
Pad_D
Pad_B
Pad_E
Pad_I
Pad_G
Pad M
Pad T
Pad_P
Pad_R
Pad K
Pad A

DCNR 100 & Gamble Pad Layout

November 2014

Geneseo Shale
Path to Geneseo Development – 2018/2019 Start

1
st
Well (Tract 100 – Pad N)
Peak IP: 14.1 MMcf per day
30-Day Average Rate: 8.6 MMcf per day
Estimated EUR: 7.0 Bcf
Lateral Length: 4,920’
Frac Stages: 33 stages
Current developed infrastructure from DCNR
100 & Gamble:
13 well pads
3 compressor pads
3 water impoundments
Gathering infrastructure
Savings estimate of ~$300,000 per well from
shared infrastructure
•
>125 Wells
•
Water Infrastructure = $13MM
•
Usable Pads = $16MM
•
Road Infrastructure = $16MM
Tract 100/Gamble (Lycoming County)
Geneseo Well

National Fuel Gas Company
Comparable GAAP Financial Measure Slides and Reconciliations

This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s ongoing operating results, for measuring the Company’s cash flow and liquidity, and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.
The Company defines Adjusted EBITDA as reported GAAP earnings before the following items: interest expense, depreciation, depletion and amortization, interest and other income, impairments, items impacting comparability and income taxes.

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2009 FY 2010 FY 2011 FY 2012
Exploration & Production - West Division Adjusted EBITDA 171,572 $            187,838 $            187,603 $            226,897 $            215,042 $               217,150 $
Exploration & Production - All Other Divisions Adjusted EBITDA 108,139               139,624               189,854               170,232               277,341                  322,322
Total Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            492,383 $               539,472 $
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            492,383 $               539,472 $
Pipeline & Storage Adjusted EBITDA 130,857               120,858               111,474               136,914               161,226                  186,022
Gathering Adjusted EBITDA (141)                       2,021                     9,386                     14,814                  29,777                     64,060
Utility Adjusted EBITDA 164,443               167,328               168,540               159,986               171,669                  164,643
Energy Marketing Adjusted EBITDA 11,589                  13,573                  13,178                  5,945                     6,963                        10,335
Corporate & All Other Adjusted EBITDA (5,434)                   408                        (12,346)                (10,674)                (9,920)                      (11,078)
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            852,098 $               953,454 $
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            852,098 $               953,454 $
Minus: Net Interest Expense (81,013)                (90,217)                (75,205)                (82,551)                (89,776)                   (90,107)
Plus:  Other Income 9,762                     6,126                     5,947                     5,133                     4,697                        9,461
Minus: Income Tax Expense (52,859)                (137,227)              (164,381)              (150,554)              (172,758)                 (189,614)
Minus: Depreciation, Depletion & Amortization (170,620)              (191,199)              (226,527)              (271,530)              (326,760)                 (383,781)
Minus: Impairment of Oil and Gas Properties (E&P) (182,811)              -                         -                         -                         -                            -
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax (Corp. & All Other) (2,776)                   6,780                     -                         -                         -                            -
Plus: Gain on Sale of Unconsolidated Subsidiaries (Corp. & All Other) -                         -                         50,879                  -                         -                            -
Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S) -                         -                         -                         21,672                  -                            -
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P) -                         -                         -                         (6,206)                   -                            -
Minus: New York Regulatory Adjustment (Utility) -                         -                         -                         -                         (7,500)                      -
Minus: Plugging and Abandonment Accrual (E&P) -                         -                         -                         -                         -                            -
Rounding -                         -                         -                         (1)                            -                            -
Consolidated Net Income 100,708 $            225,913 $            258,402 $            220,077 $            260,001 $               299,413 $
Consolidated Debt to Total Adjusted EBITDA
Long-Term Debt, Net of Current Portion (End of Period) 1,249,000 $         1,049,000 $         899,000 $            1,149,000 $         1,649,000 $           1,649,000 $
Current Portion of Long-Term Debt (End of Period) -                         200,000               150,000               250,000               -                            -
Notes Payable to Banks and Commercial Paper (End of Period) -                         -                         40,000                  171,000               -                            85,600
Total Debt (End of Period) 1,249,000 $         1,249,000 $         1,089,000 $         1,570,000 $         1,649,000 $           1,734,600 $
Long-Term Debt, Net of Current Portion (Start of Period) 999,000               1,249,000            1,049,000            899,000               1,149,000               1,649,000
Current Portion of Long-Term Debt (Start of Period) 100,000               -                         200,000               150,000               250,000                  -
Notes Payable to Banks and Commercial Paper (Start of Period) -                         -                         -                         40,000                  171,000                  -
Total Debt (Start of Period) 1,099,000 $         1,249,000 $         1,249,000 $         1,089,000 $         1,570,000 $           1,649,000 $
Average Total Debt 1,174,000 $         1,249,000 $         1,169,000 $         1,329,500 $         1,609,500 $           1,691,800 $
Average Total Debt to Total Adjusted EBITDA 2.02 x 1.98 x 1.75 x 1.89 x 1.89 x 1.77 x
FY 2013 FY 2014

Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2015
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures 188,290 $    398,174 $    648,815 $    693,810 $    533,129 $    602,705 $    $600,000-700,000
Pipeline & Storage Capital Expenditures 52,504          37,894          129,206       144,167       56,144 $      139,821 $    $225,000-275,000
Gathering Segment Capital Expenditures 9,433            6,538            17,021          80,012          54,792 $      137,799 $    $1250,000-200,000
Utility Capital Expenditures 56,178          57,973          58,398          58,284          71,970 $      88,810 $      $95,000-105,000
Energy Marketing, Corporate & All Other Capital Expenditures 396               773               746               1,121            1,062 $         772 $            -
Total Capital Expenditures from Continuing Operations 306,801 $    501,352 $    854,186 $    977,394 $    717,097 $    969,907 $    $1,070,000-1,238,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures 216               150 $            - $             - $             - $             - $             - $
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2014 Accrued Capital Expenditures - $             - $             - $             - $             - $             (80,108) $
Exploration & Production FY 2013 Accrued Capital Expenditures -                -                -                -                (58,478)        58,478          -
Exploration & Production FY 2012 Accrued Capital Expenditures -                -                -                (38,861)        38,861          -                -
Exploration & Production FY 2011 Accrued Capital Expenditures -                -                (103,287)      103,287       -                -                -
Exploration & Production FY 2010 Accrued Capital Expenditures -                (78,633)        78,633          -                -                -                -
Exploration & Production FY 2009 Accrued Capital Expenditures (9,093)           19,517          -                -                -                -                -
Pipeline & Storage FY 2014 Accrued Capital Expenditures -                -                      -                -                -                (28,122)
Pipeline & Storage FY 2013 Accrued Capital Expenditures -                -                -                -                (5,633)           5,633            -
Pipeline & Storage FY 2012 Accrued Capital Expenditures -                -                -                (12,699)        12,699          -                -
Pipeline & Storage FY 2011 Accrued Capital Expenditures -                -                (16,431)        16,431          -                -                -
Pipeline & Storage FY 2010 Accrued Capital Expenditures -                -                3,681            -                -                -                -
Pipeline & Storage FY 2008 Accrued Capital Expenditures 16,768          -                -                -                -                -                -
Gathering FY 2014 Accrued Capital Expenditures -                -                -                -                -                (20,084)
Gathering FY 2013 Accrued Capital Expenditures -                -                -                -                (6,700)           6,700            -
Gathering FY 2012 Accrued Capital Expenditures -                -                -                (12,690)        12,690          -                -
Gathering FY 2011 Accrued Capital Expenditures -                -                (3,079)           3,079            -                -                -
Gathering FY 2009 Accrued Capital Expenditures (715)              715               -                -                -                -                -
Utility FY 2014 Accrued Capital Expenditures -                -                -                -                -                (8,315)
Utility FY 2013 Accrued Capital Expenditures -                -                -                -                (10,328)        10,328          -
Utility FY 2012 Accrued Capital Expenditures -                -                -                (3,253)           3,253            -                -
Utility FY 2011 Accrued Capital Expenditures -                -                (2,319)           2,319            -                -                -
Utility FY 2010 Accrued Capital Expenditures -                -                2,894            -                -                -                -
Total Accrued Capital Expenditures 6,960 $         (58,401) $     (39,908) $     57,613 $      (13,636) $     (55,490) $     - $
Eliminations (344) $           - $             - $             - $             - $             - $             - $
Total Capital Expenditures per Statement of Cash Flows 313,633 $    443,101 $    814,278 $    1,035,007 $ 703,461 $    914,417 $    $1,070,000-1,238,000